UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 2, 2023

Sonida Senior Living, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-13445	75-2678809
(Commission File Number)	(IRS Employer Identification No.)

14755 Preston Road
Suite 810
Dallas, Texas	75254
(Address of principal executive offices)	(Zip Code)

(972) 770-5600

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SNDA	New York Stock Exchange

Item 1.01	Entry into a Material Definitive Agreement.

On October 2, 2023, Sonida Senior Living, Inc. (the “Company,” “we,” and “our”) entered into certain loan modifications with the Federal National Mortgage Association (“Fannie Mae”) and related documents.

Fannie Mae Loan Modification

As previously announced on June 29, 2023, the Company entered into a binding forbearance agreement with Fannie Mae (“Fannie Forbearance”) for all 37 of its encumbered communities, effective as of June 1, 2023 (“Fannie Forbearance Effective Date”). Under the Fannie Forbearance, Fannie Mae agreed to forbear on its remedies otherwise available under the community mortgages and Master Credit Facility (“MCF”) in connection with reduced debt service payments made by the Company during the Fannie Forbearance period, which was extended to October 6, 2023. In consideration of the Fannie Forbearance, the Company made a $5.0 million principal payment on July 5, 2023. Terms were outlined in an agreed upon term sheet accompanying the Fannie Forbearance to be included in a subsequent loan modification (“Loan Modification Agreements”) as the final step to modify the various 37 Fannie Mae community mortgages and MCF prior to the expiration of the Fannie Forbearance.

The Company entered into Loan Modification Agreements with Fannie Mae on October 2, 2023. The material terms of the Loan Modification Agreements, are as follows:

•

Maturities on 18 community mortgages, ranging from July 2024 to December 2026, have been extended to December 2026. The remaining 19 communities under the MCF have existing maturities in December 2028.

•

The Company is not required to make scheduled principal payments due under the 18 community mortgages and 19 communities under the MCF through the revised maturity date of December 2026 and 36 months from the Fannie Forbearance Effective Date, respectively.

•

The monthly interest rate has been reduced by a 1.5% weighted average on all 37 communities for 12 months from the Fannie Forbearance Effective Date, with savings projected to be $3.6 million and $2.3 million for the years ended 2023 and 2024, respectively.

•	The Company is required to make a second principal payment of $5 million due on June 1, 2024, the one-year anniversary of the Fannie Forbearance Effective Date.

•

The Company provided a full corporate guaranty in the amount of $5 million related to the second principal payment of $5 million (the “Second Payment Guaranty”). This guaranty will fully expire once the second $5 million principal payment has been made.

•

In addition to the Second Payment Guaranty above, the Company also provided a $10 million guaranty (the “Supplemental Fannie Guaranty”). After the expiration of 24 months from the Fannie Forbearance Effective Date, Sonida may discharge the full amount of the Supplemental Fannie Guaranty by making a $5 million principal payment to Fannie Mae on its community mortgages and/or its MCF.

•

In the first twelve months following the effective date of the Loan Modification Agreements, the Company is required to escrow 50% of Net Cash Flow less Debt Service (as defined in the Fannie mortgages and Master Credit Facility) on an aggregate basis over all 37 Fannie Mae communities. The excess cash flow will be deposited into a lender-controlled capital expenditure reserve on a monthly basis to support the re-investment into certain communities, as mutually determined by the Company and Fannie Mae. The Company will be able to draw down such monies on qualifying projects as the capital expenditures are incurred.

In connection with the Loan Modification Agreements, the Company granted Fannie Mae a security interest in the Equity Commitment Agreement with Conversant and the ability to draw down up to $4 million in an event of a monetary default under the Fannie Mae loan documents.

The foregoing description of the Fannie Forbearance and Loan Modification Agreements do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the Fannie Forbearance which is filed as Exhibit 10.1 and the Loan Modification Agreements, which are filed as Exhibits 10.2 and 10.3, to this Form 8-K and incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K, and the documents referred to herein, contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts included in this Current Report on Form 8-K including, without limitation, those relating to the Company’s future business prospects and strategies, financial results, working capital, liquidity, capital needs and expenditures, interest costs, and contingent liabilities, are forward-looking statements. Forward-looking statements can be identified by the use of forward-looking terminology such as “may,” “will,” “would,” “intend,” “could,” “believe,” “expect,” “anticipate,” “project,” “plans,” “estimate” or “continue” or the negatives thereof or other variations thereon or comparable terminology. All of our forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those that we are expecting, including:

•	increases in market interest rates that increase the cost of certain of our debt obligations; and

•	additional factors discussed in our filings with the SEC.

We caution you that the risks, uncertainties and other factors referenced above may not contain all of the risks, uncertainties and other factors that are important to you. In addition, we cannot assure you that we will realize the results, benefits or outcomes that we expect or anticipate or, even if substantially realized, that they will result in the consequences or affect us or our business in the way expected. All forward-looking statements in this Current Report on Form 8-K apply only as of the date made and are expressly qualified in their entirety by the cautionary statements included in this Current Report on Form 8-K. Except as required by applicable law, we undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Forbearance Agreement among Fannie Mae, Sonida Senior Living, Inc. and affiliated borrower entities dated June 29, 2023. (Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on July 5, 2023.)

10.2	Waiver and Third Amendment to Master Credit Facility Agreement among Sonida Senior Living, Inc., Berkadia Commercial Mortgage LLC, Fannie Mae and affiliated borrower entities dated September 29, 2023.

10.3	[Form of] Waiver and [First] Amendment to Multifamily Loan and Security Agreement by and among, Sonida Senior Living, Inc., [Berkadia Commercial Mortgage LLC], [Wells Fargo Bank, National Association], Fannie Mae and affiliated borrower entities dated September 29, 2023.

104	Cover Page Interactive Date File-formatted as Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 6, 2023	Sonida Senior Living, Inc.

	By:	/s/ KEVIN J. DETZ
	Name:	Kevin J. Detz
	Title:	Executive Vice President and Chief Financial Officer